MORGAN STANLEY INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

MUNICIPAL MARKET CONDITIONS

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED


                    30-YEAR BOND YIELDS 1997-2001

       Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.30           6.30              84.13%
      8/31/97      5.50           6.61              83.21%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Insured Municipal Securities (IMS) increased from $15.16 to $15.90 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share and a long-term capital gain distribution of $0.011 per share, the Trust's total NAV return was 10.75 percent. IMS's value on the New York Stock Exchange (NYSE) increased from $13.5625 to $15.03 per share during this period. Based on this change plus reinvestment of dividends and distributions, IMS's total market return was 17.03 percent. As of October 31, 2001, IMS's share price was at a 5.47 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly dividend was reduced from $0.065 to $0.060 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.074 per share, versus $0.071 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

PORTFOLIO STRUCTURE

The Trust's net assets of $127 million were diversified among 12 long-term sectors and 42 credits. At the end of October, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.5 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost
(book) yields are also shown.

LOOKING AHEAD

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 2001, the Trust purchased and retired 204,600 shares of common stock at a weighted average market discount of 7.26 percent.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ Charles A. Fiumefreddo                /s/ Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

[GRAPHIC OMITTED]

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

ELECTRIC        18%
REFUNDED        17%
WATER & SEWER   16%
TRANSPORTATION  12%
HOSPITAL         7%
EDUCATION        6%
IDR/PCR*         5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[GRAPHIC OMITTED]

CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Ambac           36%
MBIA            30%
FGIC            19%
FSA             13%
Connie Lee       2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[GRAPHIC OMITTED]

DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

WEIGHTED AVERAGE MATURITY: 18 YEARS

1-5 Years       13.5%
5-10 Years       1.0%
10-20 Years     35.0%
20-30 Years     48.0%
30+ Years        2.5%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

BONDS CALLABLE

WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

2001                   0%
2002                   5%
2003                  17%
2004                  39%
2005                   0%
2006                   0%
2007                   0%
2008                   1%
2009                  14%
2010                   9%
2011+                 15%

Years Bonds Callable

COST (BOOK) YIELD*

WEIGHTED AVERAGE BOOK YIELD: 5.9%

2001                 0.0%
2002                 6.2%
2003                 6.2%
2004                 6.3%
2005                 0.0%
2006                 0.0%
2007                 0.0%
2008                 6.3%
2009                 5.6%
2010                 5.6%
2011+                5.6%


* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.2% ON 5% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING

On June 26, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matters, the results of which were as follows:

(1)  Election of Trustees:

     Edwin J. Garn
     For ........................................................   6,822,805
     Withheld ...................................................     107,376

     James F. Higgins
     For ........................................................   6,836,421
     Withheld ...................................................      93,760

     Michael E. Nugent
     For ........................................................   6,840,181
     Withheld ...................................................      90,000

     Philip J. Purcell
     For ........................................................   6,850,904
     Withheld ...................................................      79,277

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson

and John L. Schroeder.

(2) Ratification of the selection of Deloitte & Touche LLP as Independent
Auditors:


     For ........................................................  6,838,653
     Against ....................................................     30,547
     Abstain ....................................................     60,981

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              TAX-EXEMPT MUNICIPAL BONDS (96.8%)
              GENERAL OBLIGATION (3.8%)
$     500     California, Refg Dtd 10/01/98 Refg (MBIA) .............................. 4.50 %        10/01/28   $    468,835
    4,000     Houston, Texas, Refg Ser 2000 (FSA) .................................... 5.75          03/01/17      4,339,600
---------                                                                                                       ------------
    4,500                                                                                                          4,808,435
---------                                                                                                       ------------
              EDUCATIONAL FACILITIES REVENUE (5.6%)
    2,000     District of Columbia, National Academy of Sciences Ser 1999 A
                (Ambac) .............................................................. 5.00          01/01/19      1,999,860
    2,000     New York State Dormitory Authority, Fordham University Ser 1994
                (FGIC) ............................................................... 5.50          07/01/23      2,054,580
    1,000     Ohio State University, General Receipts Ser 1999 (FSA) ................. 5.25          12/01/19      1,027,120
    2,000     Rhode Island Health & Educational Building Corporation, Providence
              College Ser 1993 (MBIA) ................................................ 5.60          11/01/22      2,050,000
---------                                                                                                       ------------
    7,000                                                                                                          7,131,560
---------                                                                                                       ------------

              ELECTRIC REVENUE (17.7%)
    4,000     Anchorage, Alaska, Refg Ser 1993 (MBIA) ................................ 6.20          12/01/13      4,283,040
    3,000     Municipal Electric Authority of Georgia, Power Ser EE (Ambac) .......... 6.00          01/01/22      3,208,050
    3,400     Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ............... 6.375         09/01/23      3,742,074
    2,000     Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
                (MBIA) ............................................................... 5.375         01/01/25      2,099,260
    4,000     Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) .................... 5.25          07/01/18      4,050,200
    5,000     Bedford, Virginia, Hydro Ser 1994 (Ambac) .............................. 5.25          06/01/25      5,062,649
---------                                                                                                       ------------
   21,400                                                                                                         22,445,273
---------                                                                                                       ------------

              HOSPITAL REVENUE (7.4%)
    3,000     Morgan County - Decatur Health Care Authority, Alabama, Decatur
                General Hospital Ser 1994 (Connie Lee) ............................... 6.375         03/01/24      3,239,520
    3,000     Volusia County Health Facilities Authority, Florida, Memorial Health
                Refg & Impr Ser 1994 (Ambac) ......................................... 5.75          11/15/20      3,147,000
    3,000     Massachusetts Health & Educational Facilities Authority, Lahey Clinic
                Medical Center Ser B (MBIA) .......................................... 5.375         07/01/23      3,031,050
---------                                                                                                       ------------
    9,000                                                                                                          9,417,570
---------                                                                                                       ------------
              Industrial Development/Pollution Control Revenue (4.6%)
    5,550     Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
---------       Ser 1992 (AMT) (MBIA) ................................................ 6.55          12/01/22      5,863,076
                                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------
              MORTGAGE REVENUE - MULTI-FAMILY (2.5%)
$   3,000     Los Angeles Community Redevelopment Agency, California,
---------       Refg Ser 1994 A (Ambac) .............................................. 6.55 %          01/01/27   $  3,150,930
                                                                                                                  ------------
              PUBLIC FACILITIES REVENUE (3.3%)
    2,000     Broward County School Board, Florida, Ser 2001 A COPs (FSA) ............ 5.00            07/01/26      1,999,860
    2,000     Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ................... 6.00            12/01/13      2,201,260
---------                                                                                                         ------------
    4,000                                                                                                            4,201,120
---------                                                                                                         ------------
              RECREATIONAL FACILITIES REVENUE (3.4%)
    3,000     Florida Department of Environmental Protection, Preservation 2000
                Ser 1999 A (FGIC) .................................................... 5.25            07/01/13      3,226,290
    1,000     Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ...................... 5.25            12/01/32      1,017,300
---------                                                                                                         ------------
    4,000                                                                                                            4,243,590
---------                                                                                                         ------------

              TRANSPORTATION FACILITIES REVENUE (12.4%)
    3,000     San Francisco Airports Commission, California, San Francisco Int'l
                Airport Second Ser Refg (MBIA) ....................................... 6.75            05/01/20      3,228,570
    3,000     Denver City & County, Colorado, Airport Refg Ser 2000 A (AMT)
                (Ambac) .............................................................. 6.00            11/15/18      3,234,060
    1,000     Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac) ..................... 6.00            01/01/21      1,055,330
      770     Chicago, Illinois, Midway Airport, 1994 Ser A (AMT) (MBIA) ............. 6.25            01/01/14        823,361
    2,000     Chicago, Illinois, O'Hare International Airport Passenger Ser A (AMT)
                (Ambac) .............................................................. 5.375           01/01/32      2,028,480
    3,500     Dallas Area Rapid Transportation, Texas, Ser 2001 (Ambac) .............. 5.00            12/01/26      3,460,380
    2,000     North Texas Tollway Authority, Dallas Tollway Ser 1998 (FGIC) .......... 4.75            01/01/29      1,889,140
---------                                                                                                         ------------
   15,270                                                                                                           15,719,321
---------                                                                                                         ------------
              WATER & SEWER REVENUE (16.4%)
    1,000     Phoenix Civic Improvement Corporation, Arizona, Jr Lien Wastewater
                Ser 2000 (FGIC) ...................................................... 6.25            07/01/17      1,186,630
    4,000     Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ............. 5.70            06/01/20      4,147,080
    4,000     Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) .................. 4.75            10/01/23      3,877,960
    1,375     Kansas Development Finance Authority, Public Water Supply
                Revolving Loan Ser 2000-2 (Ambac) .................................... 5.50            04/01/21      1,444,094
    2,000     Detroit, Michigan, Water Supply Sr Lien Ser 2001 A (FGIC) .............. 5.00            07/01/30      1,972,860
    2,500     Truckee Meadows Water Authority, Nevada, Ser 2001 A (FSA) .............. 5.125           07/01/30      2,510,425
    1,000     New York City Municipal Water Finance Authority, New York,
              1999 Ser A (FGIC) ...................................................... 4.75            06/15/31        945,300

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                           COUPON         MATURITY
 THOUSANDS                                                                             RATE           DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------

$   2,000   Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) ..................    4.75%         11/15/17   $  2,003,120
    2,500   Houston, Texas, Water & Sewer Jr Lien Refg Ser 2001 A (FSA) ...........    5.50          12/01/16      2,665,250
---------                                                                                                       -------------
   20,375                                                                                                         20,752,719
---------                                                                                                       -------------

            OTHER REVENUE (2.4%)
    3,000   Philadelphia, Pennsylvania, Gas Works Second Ser 1998 (FSA) ...........    5.00          07/01/23      2,976,270
---------                                                                                                       -------------

            REFUNDED (17.3%)
    5,000   Regional Transportation Authority, Illinois, Ser 1994 A (Ambac) .......    6.25          06/01/04+     5,550,550
    5,000   Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (Ambac) ............    5.875         06/01/04+     5,503,950
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
              Hitchcock Clinic Ser 1994 (MBIA) ....................................    6.00          07/01/04+     3,317,040
    5,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A
              (MBIA) ..............................................................    5.75          06/01/04+     5,437,700
    2,000   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
              (MBIA) (ETM) ........................................................    5.375         01/01/25      2,150,840
---------                                                                                                       -------------
   20,000                                                                                                         21,960,080
---------                                                                                                       -------------
  117,095   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $112,649,133) ..................                              122,669,944
---------                                                                                                       -------------


            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.4%)
    1,800   Bell County Health Facilities, Texas, Scott and White Memorial
---------     Hospital (MBIA) (Demand 11/01/01) (Cost $1,800,000) .................    2.00*         08/15/29      1,800,000
                                                                                                                ------------
$ 118,895   TOTAL INVESTMENTS (Cost $114,449,133) (a) .............................                     98.2%    124,469,944
=========
            OTHER ASSETS IN EXCESS OF LIABILITIES .................................                      1.8       2,222,366
                                                                                                    ----------  ------------
            NET ASSETS ............................................................                    100.0%   $126,692,310
                                                                                                    ==========  ============

------------
AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
 +       Prerefunded to call date shown.
 *       Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross and net unrealized appreciation is $10,020,811.

Bond Insurance:
---------------

Ambac    Ambac Assurance Corporation.
Connie Lee Connie Lee Insurance Company - a wholly owned subsidiary of Ambac Assurance Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED

                       Geographic Summary of Investments

               Based on Market Value as a Percent of Net Assets

Alabama .................   2.6%        Hawaii .................   4.6%        New York ................       2.4%
Alaska ..................   3.4         Illinois ...............   6.6         Ohio ....................       3.2
Arizona  ................   0.9         Indiana ................   4.3         Pennsylvania ............       2.3
California ..............   8.7         Kansas .................   4.1         Rhode Island ............       1.6
Colorado  ...............   2.5         Massachusetts ..........   2.4         South Carolina ..........       3.3
District of Columbia.....   1.6         Michigan ...............   3.3         Texas ...................      11.2
Florida .................   9.7         Nevada .................   6.3         Utah ....................       3.2
Georgia .................   3.4         New Hampshire ..........   2.6         Virginia ................       4.0
                                                                                                              ----
                                                                               Total ...................      98.2%
                                                                                                              ====



                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:
Investments in securities, at value
 (cost $114,449,133)...................................................     $ 124,469,944
Cash ..................................................................            32,469
Interest receivable ...................................................         2,330,880
Prepaid expenses ......................................................             4,916
                                                                            -------------
  TOTAL ASSETS ........................................................       126,838,209
                                                                            -------------

LIABILITIES :
Payable for:
  Investment management fee ...........................................            40,010
  Common shares of beneficial interest repurchased ....................            33,082
Accrued expenses ......................................................            72,807
                                                                            -------------
  TOTAL LIABILITIES ...................................................           145,899
                                                                            -------------
  NET ASSETS ..........................................................     $ 126,692,310
                                                                            =============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
   non-participating $.01 par value, none issued)......................                --
Common shares of beneficial interest (unlimited shares authorized of
   $.01 par value, 7,966,615 shares outstanding).......................     $ 114,330,527
Net unrealized appreciation ...........................................        10,020,811
Accumulated undistributed net investment income .......................           593,026
Accumulated undistributed net realized gain ...........................         1,747,946
                                                                            -------------
  TOTAL NET ASSETS ....................................................     $ 126,692,310
                                                                            =============
NET ASSET VALUE PER COMMON SHARE
($126,692,310 divided by 7,966,615 common shares outstanding)..........            $15.90
                                                                                   ======

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


NET INVESTMENT INCOME:

INTEREST INCOME ...............................     $ 6,876,292
                                                    -----------

EXPENSES
Investment management fee .....................         440,511
Professional fees .............................          49,455
Transfer agent fees and expenses ..............          41,945
Registration fees .............................          21,509
Shareholder reports and notices ...............          20,948
Trustees' fees and expenses ...................          16,430
Custodian fees ................................           8,925
Other .........................................           8,789
                                                    -----------
  TOTAL EXPENSES ..............................         608,512

Less: expense offset ..........................          (8,922)
                                                    -----------
  NET EXPENSES ................................         599,590
                                                    -----------
  NET INVESTMENT INCOME .......................       6,276,702
                                                    -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................       1,747,951
Net change in unrealized appreciation .........       4,122,017
                                                    -----------
  NET GAIN ....................................       5,869,968
                                                    -----------
NET INCREASE ..................................     $12,146,670
                                                    ===========

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            FOR THE YEAR       FOR THE YEAR
                                                                                                ENDED             ENDED
                                                                                          OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                         ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..................................................................  $  6,276,702       $  6,555,608
Net realized gain ......................................................................     1,747,951            223,697
Net change in unrealized appreciation ..................................................     4,122,017          3,635,800
                                                                                          ------------       ------------
  NET INCREASE .........................................................................    12,146,670         10,415,105
                                                                                          ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income ..................................................................    (6,292,906)        (6,616,800)
Net realized gain ......................................................................       (92,835)                 -
                                                                                          ------------       ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ....................................................    (6,385,741)        (6,616,800)
                                                                                          ------------       ------------
Decrease from transactions in common shares of beneficial interest .....................    (2,950,767)        (6,197,143)
                                                                                          ------------       ------------
  NET INCREASE (DECREASE) ..............................................................     2,810,162         (2,398,838)

NET ASSETS:
Beginning of period ....................................................................   123,882,148        126,280,986
                                                                                          ------------       ------------
END OF PERIOD
(Including accumulated undistributed net investment income of $593,026 and $609,230,
respectively) ..........................................................................  $126,692,310       $123,882,148
                                                                                          ============       ============

                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Insured Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Securities (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $26,896,535 and $30,568,413, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $250.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,372. At October 31, 2001, the Trust had an accrued pension liability of $31,849 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                              CAPITAL
                                                                                                              PAID IN
                                                                                                 PAR         EXCESS OF
                                                                                 SHARES         VALUE        PAR VALUE
                                                                             -------------   ----------   ---------------
Balance, October 31, 1999 ................................................     8,650,213      $ 86,502     $123,391,935
Treasury shares purchased and retired (weighted average discount 11.92%)*       (478,998)       (4,790)      (6,192,353)
                                                                               ---------      --------     ------------
Balance, October 31, 2000 ................................................     8,171,215        81,712      117,199,582
Treasury shares purchased and retired (weighted average discount 7.26%)* .      (204,600)       (2,046)      (2,948,721)
                                                                               ---------      --------     ------------
Balance, October 31, 2001 ................................................     7,966,615      $ 79,666     $114,250,861
                                                                               =========      ========     ============

------------
*     The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On October 30, 2001, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD               PAYABLE
  PER SHARE            DATE                  DATE
-------------   ------------------   -------------------
$  0.060        November 9, 2001      November 23, 2001
$  0.060        December 7, 2001      December 21, 2001

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

9. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                             FOR THE YEAR ENDED OCTOBER 31*
                                                         ------------------------------------------------------------------------
                                                             2001         2000           1999             1998           1997
                                                         -----------  ------------  --------------  --------------  -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................     $15.16        $14.60         $16.09          $15.54         $15.08
                                                            ------       -------        -------          -------        -------
Income (loss) from investment operations:
 Net investment income ................................       0.78          0.78           0.78            0.80           0.80
 Net realized and unrealized gain (loss) ..............       0.72          0.47          (1.33)           0.55           0.43
                                                            ------       -------        -------          -------        -------
Total income (loss) from investment operations ........       1.50          1.25          (0.55)           1.35           1.23
                                                            ------       -------        -------          -------        -------
Less dividends and distributions from:
 Net investment income ................................      (0.78)        (0.79)         (0.78)          (0.81)         (0.81)
 Net realized gain ....................................      (0.01)           --          (0.19)             --             --
                                                            ------       -------        -------          -------        -------
Total dividends and distributions .....................      (0.79)        (0.79)         (0.97)          (0.81)         (0.81)
                                                            ------       -------        -------          -------        -------
Anti-dilutive effect of acquiring treasury shares .....       0.03          0.10           0.03            0.01           0.04
                                                            ------        ------         ------          ------         ------
Net asset value, end of period ........................     $15.90       $ 15.16        $ 14.60          $ 16.09        $ 15.54
                                                            ======       =======        =======          =======        =======
Market value, end of period ...........................     $15.03       $13.563        $12.625          $15.125        $14.375
                                                            ======       =======        =======          =======        =======
TOTAL RETURN+..........................................      17.03%        14.10%        (10.80)%         11.08%         16.12%

RATIOS TO AVERAGE NET ASSETS:
Total expenses (before expense offset) ................       0.48%         0.48%          0.49%(1)        0.47%          0.47%
Net investment income .................................       4.99%         5.28%          5.04%           5.02%          5.27%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............   $126,692      $123,882       $126,281        $142,133        $138,941
Portfolio turnover rate ...............................         22%            7%            17%              7%             --

------------

* The per share amounts were computed using an average number of shares outstanding during the period.

+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(1)  Does not reflect the effect of expense offset of 0.01%.



                       See Notes to Financial Statements

MORGAN STANLEY INSURED MUNICIPAL SECURITIES
INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY INSURED MUNICIPAL SECURITIES:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured Municipal Securities (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Securities, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured Municipal Securities as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001


-------------------------------------------------------------------------------
                      2001 Federal Tax Notice (unaudited)

     During the year ended October 31, 2001, the Trust paid to its shareholders $0.78 per share from tax-exempt income.

     For the year ended October 31, 2001, the Trust paid to shareholders
     $0.01 per share from long-term capital gains.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


[MORGAN STANLEY LOGO]


[GRAPHIC OMITTED]



MORGAN STANLEY
INSURED MUNICIPAL
SECURITIES


ANNUAL REPORT
OCTOBER 31, 2001